                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and Susan E. Lester, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3 of First Bank System, Inc., and any and all amendment thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


Signature                            Title                      Date
- ---------                            -----                      -----

/s/ John F. Grundhofer         Chairman, President,          April 28, 1994
- -------------------------     Chief Executive Officer
    John F. Grundhofer             and Director

/s/ Coleman Bloomfield               Director                April 28, 1994
- -------------------------
    Coleman Bloomfield

/s/ Roger L. Hale                    Director                April 28, 1994
- -------------------------
    Roger L. Hale

/s/ Delbert W. Johnson               Director                March 28, 1994
- -------------------------
    Delbert W. Johnson

/s/ John H. Kareken                  Director                March 22, 1994
- -------------------------
    John H. Kareken


                                     Director
- -------------------------
    Richard L. Knowlton

/s/ Kenneth A. Macke                 Director                April 28, 1994
- -------------------------
    Kenneth A. Macke


                                     Director
- -------------------------
    Thomas F. Madison

/s/ Marilyn C. Nelson                Director                March 22, 1994
- -------------------------
    Marilyn C. Nelson

/s/ Will F. Nicholson, Jr.           Director                April 28, 1994
- -------------------------
    Will F. Nicholson, Jr.

/s/ Nicholas R. Petry                Director                March 23, 1994
- -------------------------
    Nicholas R. Petry

/s/ Edward J. Phillips               Director                March 22, 1994
- -------------------------
    Edward J. Phillips

                                     Director
- -------------------------
    James J. Renier


/s/ S. Walter Richey                 Director                April 28, 1994
- -------------------------
    S. Walter Richey

/s/ Richard L. Robinson              Director                April 28, 1994
- -------------------------
    Richard L. Robinson

/s/ Richard L. Schall                Director                March 22, 1994
- -------------------------
    Richard L. Schall

/s/ Lyle E. Schroeder                Director                March 22, 1994
- -------------------------
    Lyle E. Schroeder